EnerCom’s The Oil and Gas Conference 2012 EnerCom’s The Oil and Gas Conference 2012 August 13, 2012 August 13, 2012 Exhibit 99.1

Forward Looking Statements
Forward Looking Statements
NYSE: HNR www.harvestnr.com
1
Cautionary Statements:
Certain statements in this presentation are forward-looking and are based upon Harvest’s current belief as to the outcome and timing of future events.  All statements other than statements of historical facts including planned capital expenditures, increases in oil and gas production, Harvest’s outlook on oil and gas prices, estimates of oil and gas reserves, business strategy and other plans, estimates, projections, and objectives for future operations, are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities
Litigation Reform Act of 1995.  Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include Harvest’s concentration of assets in Venezuela; timing and extent of changes in commodity prices for oil and gas; political and economic risks associated with international operations; and other risk factors as described in Harvest’s Annual Report on Form 10-K and other public filings.  Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Harvest’s actual results and plans could differ materially from those expressed in the forward-looking statements.  Harvest undertakes no obligation to publicly update or revise any forward-looking statements.
Harvest may use certain terms such as resource base, contingent resources, prospective resources, probable reserves, possible reserves, non-proved reserves or other descriptions of volumes of reserves.  These estimates are by their nature more speculative than estimates of proved reserves and accordingly, are subject to substantially greater risk of being actually realized by the Company.  Investors are urged to consider closely the disclosure in our 2011 Annual
Report on Form 10-K and other public filings available from Harvest at 1177 Enclave Parkway, Houston, Texas, 77077 or from the SEC’s website at www.sec.gov.
Contingent resources are resources that are potentially recoverable but not yet considered mature enough for commercial development due to technological or business hurdles. Prospective resources are those quantities of hydrocarbons which are estimated, as of a given date, to be potentially recoverable from undiscovered accumulations by application of future development projects. They indicate exploration opportunities and development potential in the event a discovery is made and should not be construed as contingent resources or reserves. The contingent and prospective resources included in this presentation were internally developed by Harvest Natural Resources.

About Harvest
About Harvest
NYSE: HNR www.harvestnr.com
2
Market Data
Exchange/Ticker NYSE: HNR
Market Capitalization * $ 335  MM
Enterprise Value $ 322  MM
Cash (06/30/2012) $   29  MM
Debt  (06/30/2012) $   16  MM
Shares Outstanding 37.4  MM
Institutional Ownership 75%
*
As of  August 09, 2012

Highlights
Highlights
NYSE: HNR www.harvestnr.com
3
Increased gross production in Venezuela to 39,000 BOPD, an
increase of 25% over average 2011
Q2 2012 oil production of 36,418 BOPD, 19% above Q2 2011
Production increases driven by drilling and infrastructure buildout
Exploration program:
Appraised Ruche oil discovery on Dussafu Block in Gabon
Acquired new 3D survey on Dussafu Block shallow water
October 2012 spud of Tortue exploration well in Dussafu Block
Indonesia and Oman prospects being matured for 2013 drilling
Reduced debt to $15.5 million in March 2012, down from
$81.2 million at year-end 2009

2012 Outlook
2012 Outlook
NYSE: HNR www.harvestnr.com
4
Petrodelta growing production, cash flow and EBITDA:
Q2 2012 vs. Q2 2011:
Oil Production: Increased 19%
EBITDA: Increased 19%
Cash From Operations: Increased 32%
Estimated 40,300 BOPD average for 2012
Exploration drilling in Gabon:
Spud of Tortue exploration well in October 2012
Multiple targets with 62 MMBO mean unrisked reserve potential
If successful, will add to the already discovered resources of 23 MMBO
Consolidated development scenarios under evaluation
Sale of Venezuela interests:
On June 21, 2012, signed a Share Purchase Agreement (SPA) with PT Pertamina
(Persero), the national oil company of Indonesia, to sell all of the Company's interests in Venezuela to Pertamina
$725.0 million transaction
$525.0 million net proceeds from the sale estimated after deductions for transaction related costs and US taxes

PETRODELTA PROPERTIES
PRODUCTION PLANT
OIL FIELDS
PROSPECTS
PIPELINES
El Salto
Temblador
Uracoa
Bombal
Tucupita
Jobo
Pilon
Isleño
Morichal
Orinoco Heavy Oil Belt
VENEZUELA
COLOMBIA
BRAZIL

	2008	2009	2010	2011	June 2012
Cash From Operations ($MM, Gross)	94	140	192	196	133
Production (MMBOE, Gross)	7.3	8.6	8.9	11.8	6.5
Proved Reserves (MMBOE, net to Harvest)	43.3	46.3	50.0	43.3	41.9
2P Reserves (MMBOE, net to Harvest)	70.1	83.3	103.6	103.8	102.4
3P Reserves (MMBOE, net to Harvest)	132.4	224.3	220.6	210.5	209.1

NYSE: HNR www.harvestnr.com
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Venezuela -
Venezuela -
Petrodelta
Petrodelta
32% equity interest in Petrodelta
Six fields, 9.9 billion barrels of gross oil-
in-place after 2012 remapping
Growth underway
Current production rate of 39,000
BOPD, 25% above 2011 average
Isleño producing 1900 BOPD from two
horizontal wells
El Salto producing 16,000 BOPD
including a new 3,500 BOPD producer
in Lower Morichal reservoir
Infrastructure build underway
Capital program funded 100% by
Petrodelta internal cash flow
Operations generating solid financial
performance
June 2012 CFO of $133 million (gross)
$84 million in dividends (net to HNR)
received since 2008
$9.8 million (net to HNR) in dividends
declared and receivable, still
outstanding
Cash surplus Jan 2010 – June 2012:
$87 million net to HNR 32% interest
NYSE: HNR www.harvestnr.com
5

Barrels of Oil Per Day (000's) (Gross)
# of Rigs
SMU
New Fields

Petrodelta Production
Petrodelta Production
NYSE: HNR www.harvestnr.com
6
2012 Outlook
40,300 BOPD average full year
37,300 BOPD average July 2012
$300 million capex for 2012
New fields infrastructure
5 rigs for development wells
22 new oil wells
Current
39.0 MBOPD
Average July
2012   37.3
MBOPD
0
10
20
30
40
50
60
70
0
1
2
3
4
5
6
7
8
9
Conversion Process
# of Drilling Rigs
Production Outlook
2004
2005
2006
2008
2009
2010
2011 2012
2007

Tank Farm
Flare
Compression and
Gas Treating
Water Treatment
ELS-31
Separators
Treaters
1st Phase Tanks
Fire Water System
Power Generation

El Salto Field
El Salto Field
Planned central processing facility layout
NYSE: HNR www.harvestnr.com
7
Petrodelta New Facilities
Petrodelta New Facilities
Phase 1 – to 50 MBOPD
Phase 2 – to 100 MBOPD
Phase 3 - > 100 MBOPD

NYSE: HNR www.harvestnr.com 8 Petrodelta New Facilities Petrodelta New Facilities El Salto Field El Salto Field Three phase separator being installed as part of facility expansion

NYSE: HNR www.harvestnr.com 9 Petrodelta New Facilities Petrodelta New Facilities El Salto Field El Salto Field Heater treater installation underway as part of facility expansion

NYSE: HNR www.harvestnr.com 10 Petrodelta New Facilities Petrodelta New Facilities Temblador Field Temblador Field Free-water knockout and treater operational with capacity of 15 MBOPD

Petrodelta Reserves Valuation
Petrodelta Reserves Valuation
NYSE: HNR www.harvestnr.com
11
Ryder Scott reserve report @ 12/31/2011
WTI = $96.2/BBL, Petrodelta oil price = $98.4/BBL
(Net to Harvest Natural Resources 32% Interest)
Net Resource Base*           Proved          Probable
Oil, MMBBL 38.7 53.5 101.9
Gas, BCF 27.8 41.9 29.5
Total, MMBOE 43.3 60.5 106.8
Proved 2P 3P
Reserves (MMBOE) * 43.3 103.8 210.5
After –
Tax PV10 ($MM):
As of 12/31/2011: 543 1,053 1,918
Per BOE
(1)
$12.5 $10.1 $9.1
* Net to HNR after 33.33% royalty.
(1) Includes the new Windfall Profit Tax. The impact of the Windfall Profit Tax change has been calculated based on HNR’s current understanding of the new legislation. The Venezuelan authorities have yet to clarify some issues related to the implementation of the tax.
Net HNR reserves at December 31, 2011
103.8 million BOE Proved and Probable
210.5 million BOE Proved, Probable and Possible
2012 drilling program at El Salto, Temblador and Isleño fields will continue to drive reserve additions
Petrodelta Reserves Value
(After Tax (2) - Net to HNR 32% Interest
)
(2) After Venezuelan Income Taxes but before U.S. Income Taxes
0
500
1,000
1,500
2,000
2,500
NPV10… NPV10… NPV10…
Possible
Probable
Proved
Possible

Gabon -
Gabon -
Dussafu
Dussafu
NYSE: HNR www.harvestnr.com
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680,000 acre PSC, Offshore
Gabon
66.667% operated interest
23 MMBO Discovered resources
3   Exploration Period
4 year Period to May 27, 2016
Work commitment – 1 well and 3D
reprocessing
2012 Activity
4    Qtr spud of Tortue Prospect
Stacked targets, post-salt Madiela
and pre-salt Gamba and Dentale
Ruche Discovery (2011)
Commercial and Development
Studies
3D processing & reprocessing
Central 3D PSTM complete 3   Qtr
PSDM & inboard 3D reprocessing
commenced 2    Qtr
HNR PROPERTIES
GAMBA PROSPECTS/LEADS
OTHER PROSPECTS/LEADS
OIL FIELDS
GAS DISCOVERY
GABON
CONGO
ATLANTIC OCEAN
GABON
CONGO
Lucina
Etame
Yombo
Loango
Ruche
Walt
Whitman
Moubenga
GMC-1X
M’Bya
Tortue
Prospect
rd
th
rd
nd

HARVEST

NW
B
B'
SE
Depth (m TVDSS)
Seabed
Cap Lopez
Madiela
Middle Madiela
Top Salt
Base Salt

Dussafu -
Dussafu -
Tortue Marine-A
Tortue Marine-A
NYSE: HNR www.harvestnr.com
13
Post & pre-salt plays with stacked targets
4-way closure at pre-salt Gamba and Dentale
levels
Gamba – top structure at 9120 ft subsea
Middle Dentale – top structure at 9990 ft
subsea
Mean unrisked resource potential 62 MMBO
Consolidated chance of success 56%
Tortue Marine-A
SE NW
Unrisked
Prospective
Resources
(MMBBL)
Mean P10 P90 Risk
Madiela
16 32 4 8%
Gamba
22 38 9 29%
Middle
Dentale
24 50 5 35%
Red contour is P90 closure
Blue contour is P50 closure
Tortue Marine-A
Gamba
Structure
Dentale
Structure

HARVEST

DUSSAFU
Estimated incremental Expected Monetary Value @ 10%,. WTI: $80/BBL
600
500
400
300
200
100
-
Net EMV @ 10%, $MM
Prospective
Discovered
Tortue
Ruche
Walt Whitman
Moubenga East
Mupale
10 Hibiscus North
19 lead
23 lead
26 Jedi west
6 Dussafu West
13 Bouganvillea N..
18 lead
15 lead
3 Tchibobo North West
2 Tchibobo North East
25 NW Walt Whitman

Dussafu -
Dussafu -
Potential Value
Potential Value
NYSE: HNR www.harvestnr.com
14
Visualisation of
Gamba structure with
Discoveries (green) and
Prospects (yellow)
Ruche
Walt
Whitman
N
Moubenga
Tortue
Unrisked  Resources
(MMBBL)
Mean
Contingent Resource 23
Prospects (12) 235
Leads (12) 170
TOTAL 428
EMV Buildup of Dussafu Prospectivity
(net to HNR)
Incr. EMV,
$MM
Cum. EMV,
$MM
Tortue Prospect (2012) Plus Discovered 121 121
Next 3 Prospects 181 302
Remaining Prospects and Leads 222 524

HARVEST

HNR PROPERTIES
BACKTHRUST PROSPECTS/LEADS
FOLDBELT PROSPECTS/LEADS
STRATIGRAPHIC PROSPECTS/LEADS
CARBONATE PROSPECTS/LEADS
Tile 1
Lariang 1S
Kaluku 1
LG 1
Karama 1S
KD 1ST
MALAYSIA
INDONESIA

Indonesia -
Indonesia -
Budong-Budong
Budong-Budong
NYSE: HNR www.harvestnr.com
15
747,862 acre PSC, onshore West Sulawesi,
Indonesia
64.4% interest
License commitments fulfilled
Favorable fiscal terms
Two major sub-basins
Extensive oil and gas seeps
Oil & gas encountered by LG-1 & KD-1 wells
Mature source demonstrated
Undrilled structures on seismic and surface anticlines
Proven trap system
Seals proven by LG-1 & KD-1 wells
Large-scale opportunity
Unrisked  Prospective Resources (MMBBL) Mean
Prospects (14) 767
Leads (10) un-quantified
TOTAL 767

HARVEST

SAIH NIHAYDA
SAIH RAWL
BARIK
SAIWAN EAST
Prospects & Leads
Gas/Condensate
Oil
0 10 20 Km

HNR PROPERTIES
OIL FIELDS
GAS CONDENSATE FIELDS
GAS FIELDS
PIPELINES
Sohar
Muscat
Sur
OMAN
U.A.E.
SAUDI ARABIA
MFS-1
AGN-1
IRAN
SAUDI ARABIA
U.A.E.
OMAN
YEMEN

Oman -
Oman -
Block 64
Block 64
NYSE: HNR www.harvestnr.com
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956,000 acre EPSA, onshore Oman
80% operated interest (Oman Oil has a 20%
interest)
Large Paleozoic gas and condensate play in
Ghaba Basin beneath shallow oil fields
Proximal to infrastructure for domestic and
LNG markets with offtake guaranteed by the
Omani Government
Mean Gross Unrisked Prospective
Resources
Condensate
(MMBBL)
Prospects (12) 261 6,491
Initial period current to May 2013
Work commitment fulfilled
Post-well studies – post-mortem
PI revision – based on results of MFS-1 and AGN-1
Review potential for a pre-salt unconventional shale play on the eastern portion of Block 64
G&G Studies for Ghaba Flank & Ghaba East
200 km 2D seismic acquisition
Reprocess 100 km2 of existing 3D seismic data
1 exploration well to Haima Supergroup
2012 Activity
Second phase – May 2013 to May 2016
Ghaba
East
Ghaba
Flank
MFS 1
AGN 1
Gas (BCF)

Asset Portfolio
Asset Portfolio
After Tax Expected Mean Value
After Tax Expected Mean Value
NYSE: HNR www.harvestnr.com
17
Net EMV Dussafu and Exploration Upside: @10%, Based on Mean Resources and $80 /bbl WTI
Net EMV (US$ MM)
$525
$524
$420
After Tax Petrodelta
Transaction Value
Dussafu Exploration Upside
The Expected Monetary Value (EMV) is a function of the dry hole cost of the well, the NPV of the prospect/lead in the event of discovery and the chance of making a discovery. The value of the assets presented in this chart is estimated by arithmetically adding the EMV10 of each of the prospects and leads for which a chance of success is available. Only prospects and leads with positive EMV are included. The NPV of a discovery has been estimated using the mean prospective resources of the prospect/lead. When applicable, the estimated value of the contingent resources is also included. There can be no assurance that the estimates presented or the underlying assumptions will be realized and that actual results of operations or future events will not be materially different from the estimates presented. These estimates have been internally developed by Harvest Natural Resources.

Project/Unit	Country		2012 Q1	2012 Q2	2012 Q3	2012 Q4
Budong	Indonesia				Exploration Plan Decision Point	
		Exploration Drilling				Exploration Well Planning, Design & Procurement
		Appraisal Drilling				
		G&G	LG-1 & KD-1 well post-mortem, structural mapping, Lariang & Karama PI revision			
		Well Operations				
		Development				
Dussafu	Gabon			3rd Exploration Period commenced 28th May		
		Exploration Drilling				1 Well (Tortue)
		Appraisal Drilling				
		G&G/Seismic	3D PSDM Processing and Reprocessing			
		Well Operations	Agree Location, Objectives, Well Design and Procure LLI			
		Development				
Al Ghubar/Qarn Alam	Oman					
		Exploration Drilling				Exploration Well Planning & Design
		Appraisal Drilling				
		G&G	Well post-mortem, PI Revision, 3D Mapping			
		Development				
Petrodelta	Venezuela					
		Exploration Drilling				
		Appraisal Drilling				
		Development	Drilling and Infrastructure New Fields

2012 Program 2012 Program NYSE: HNR www.harvestnr.com 18

Why Invest in Harvest?
Why Invest in Harvest?
NYSE: HNR www.harvestnr.com
19
Demonstrated ability to generate value through exploration
with exposure to high-potential exploration prospects in
Indonesia, Gabon and Oman
Building pipeline of future oil-focused plays
Strong balance sheet and organization
Significant valuation gap
Petrodelta CFO funding strong growth in production
Significant weight towards oil relative to our peers
Portfolio provides for significant value relative to stock price
Petrodelta transaction value of over $12/share after tax